UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2026

Element Solutions Inc

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 South Pointe Drive, Suite 200		33139
Miami Beach, Florida		(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ESI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed, on July 6, 2026, Element Solutions Inc (“Element Solutions”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Solstice Advanced Materials Inc. (“Solstice”), Solar Merger Sub One Inc. (“Merger Sub One) and Solar Merger Sub Two LLC (together with Merger Sub One, the “Merger Subs”).

On August 27, 2026, Element Solutions, Solstice and the Merger Subs entered into a Termination Agreement (the “Termination Agreement”) under which the parties mutually agreed to terminate the Merger Agreement. Subject to customary exceptions, the Termination Agreement also mutually releases the parties from any claims of liability to one another relating to the contemplated merger transaction. Under the terms of the Merger Agreement and the Termination Agreement, neither Element Solutions nor Solstice will be responsible for any payments to the other party as a result of the termination of the Merger Agreement.

The foregoing descriptions of the Merger Agreement and Termination Agreement are qualified in their entirety by the terms and conditions of the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K/A with the U.S. Securities and Exchange Commission (the “SEC”) by Element Solutions on July 9, 2026, and the full text of the Termination Agreement, which is attached hereto as Exhibit 2.1, each of which is incorporated by reference herein.

Item 8.01 Other Events.

On August 27, 2026, Element Solutions issued a press release announcing the termination of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Termination Agreement, dated as of August 27, 2026, among Element Solutions Inc, Solstice Advanced Materials Inc., Solar Merger Sub One Inc. and Solar Merger Sub Two LLC.
99.1	Press release issued by Element Solutions on August 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEMENT SOLUTIONS INC

Dated: August 27, 2026	By:	/s/ Caroline S. Lind
		Name:	Caroline S. Lind
		Title:	General Counsel and Secretary

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